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                                                                    EXHIBIT 10.1


                                LETTER AGREEMENT


                                                    Dated as of February 8, 1996


         Reference is made to that certain Purchase and Sale Agreement dated as of May 2, 1995 (as amended and supplemented, the "Purchase Agreement") among A I M Management Group Inc., Citibank, N.A. and Citicorp North America, Inc., as program agent.

         Each of the parties hereto agree that effective as of the date hereof
Section 1.01 of the Purchase Agreement shall be amended by replacing the dollar amount "$125,000,000" set forth therein with the dollar amount "$175,000,000".

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

         This letter agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same agreement.

         This letter agreement shall be binding upon, and enure to the benefit of, the parties hereto and their respective successors and assigns.

         THIS LETTER AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.


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         IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        CITIBANK, N.A.

                                        By: /s/ ARTHUR B. BOVINO
                                           ----------------------
                                        Name:   Arthur B. Bovino
                                        Title:  Attorney-In-Fact


                                        CITICORP NORTH AMERICA, INC.,
                                          as Program Agent

                                        By: /s/ ARTHUR B. BOVINO
                                           ----------------------
                                        Name:
                                        Title:


                                        A I M MANAGEMENT GROUP INC.,
                                          as Seller and Servicer

                                        By: /s/ CHARLES T. BAUER
                                           ----------------------
                                        Name:
                                        Title:

Consented and agreed
to as of the date first
written above:

A I M DISTRIBUTORS, INC.

By: /s/ MICHAEL J. CEMO
   -----------------------
Name:
Title:


A I M ADVISORS, INC.

By: /s/ ROBERT H. GRAHAM
   -----------------------
Name:
Title:






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